Exhibit 10.

                               Powers of Attorney

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 9th day of December, 1999.


                                                    /s/ Patrick S. Baird
                                                    --------------------
                                                    Patrick S. Baird

                                POWER OF ATTORNEY

         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 9th day of December, 1999.


                                                      /s/ Brenda K. Clancy
                                                      --------------------
                                                      Brenda K. Clancy

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 3rd day of December, 1999.


                                                       /s/ James W. Dederer
                                                       --------------------
                                                       James W. Dederer

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day of December, 1999.


                                                     /s/ George A. Foegele
                                                     ---------------------
                                                     George A. Foegele

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 7th day of December, 1999.


                                                    /s/ Douglas C. Kolsrud
                                                    ----------------------
                                                    Douglas C. Kolsrud

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 7th day of December, 1999.


                                                  /s/ Richard N. Latzer
                                                  ---------------------
                                                  Richard N. Latzer

                                POWER OF ATTORNEY


         The undersigned Director and Acting Chief Financial Officer of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald
L. Ziegler and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 3rd day of December, 1999.


                                                 /s/ Karen O. MacDonald
                                                 ----------------------
                                                 Karen O. MacDonald

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 2nd day of December, 1999.


                                                    /s/ Gary U. Rolle'
                                                    ------------------
                                                    Gary U. Rolle'

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day of December, 1999.


                                              /s/ Paul E. Rutledge III
                                              ------------------------
                                              Paul E. Rutledge III

                                POWER OF ATTORNEY


         The undersigned Director and President of the Insurance Products Division of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day of December, 1999.


                                                /s/ Nooruddin Veerjee
                                                ---------------------
                                                Nooruddin Veerjee

                                POWER OF ATTORNEY


         The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla I. Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day of December, 1999.


                                                  /s/ Craig D. Vernie
                                                  -------------------
                                                  Craig D. Vermie